Exhibit 99.2

VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. C/O BROADRIDGE P O BOX 1342 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS BRENTWOOD, NY 11717 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet 1 Investor Address Line 1 and, when prompted, indicate that you agree to receive or access proxy materials Investor Address Line 2 electronically in future years. Investor Address Line 3 1 1 OF Investor Address Line 4 VOTE BY PHONE—1-800-690-6903 Investor Address Line 5 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample P.M. Eastern Time the day before the cut-off date or meeting date. Have your 1234 ANYWHERE STREET 2 proxy card in hand when you call and then follow the instructions. ANY CITY, ON A1A 1A1 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # ? NAME THE COMPANY NAME INC.—COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345 PAGE 1 OF 2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 2 0 The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 0000000000 1 A proposal to approve the Agreement and Plan of 0 0 0 Merger, dated March 27, 2017, as it may be amended from time to time, by and among Stonegate Bank, Home BancShares, Inc. and its NOTE: The proxies are authorized to vote upon such wholly-owned bank subsidiary, Centennial Bank, other matters as may properly come before the an Arkansas state bank, pursuant to which Special Meeting. Stonegate Bank will merge with and into Centennial Bank, with Centennial Bank as the surviving bank, as more fully described in the joint proxy statement/prospectus (the “Merger Proposal”); 2 A proposal to approve, on an advisory 0 0 0 (non-binding) basis, the compensation that certain executive officers of Stonegate Bank may receive in connection with the Merger Proposal pursuant to existing agreements or arrangements with Stonegate Bank; and 3 A proposal for adjournment of the Stonegate 0 0 0 Bank Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Investor Address Line 1 Stonegate Bank Special Meeting to approve the Merger Proposal. Investor Address Line 2 R1.0.1.15 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1 Please sign exactly as your name(s) appear(s) hereon. When signing as _ John Sample attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must 1234 ANYWHERE STREET sign. If a corporation, LLC or partnership, please sign in full corporate, ANY CITY, ON A1A 1A1 LLC or partnership name, by authorized officer. 0000342989 SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

SPECIAL MEETING OF SHAREHOLDERS STONEGATE BANK September 25, 2017 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of Meeting, joint proxystatement/prospectus and proxy card are available at www.proxyvote.com. Please sign, date, and mail your proxy card in the envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement/Prospectus, Merger Agreement, Dissenters’ Rights, Fairness Opinions and General Information is/are available at www.proxyvote.com . STONEGATE BANK Special Meeting of Shareholders September 25, 2017 2:00 PM This proxy is solicited by the Board of Directors The undersigned hereby appoints Steve Cameron and Sharon Jones, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of Common Stock, $5.00 par value, of Stonegate Bank, a Florida chartered commercial bank (“Stonegate Bank”), which the undersigned would be entitled to vote at the Special Meeting of Shareholders to be held at Stonegate Bank, 400 N. Federal Highway, Pompano Beach, Florida 33062, 2:00 p.m., local time, on September 25, 2017, or any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to cast if personally present upon the matters referred to on this proxy and, in their discretion, upon any other business as may come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals as set forth herein. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Special Meeting or any adjournment or postponement thereof. R1.0.1.15 _ 2 0000342989 Continued and to be signed on reverse side